Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
Dividend

On August 8, 2023, the Company’s Board of Directors declared a quarterly cash dividend of $0.01 per share, or approximately $0.4 million in the aggregate, which was paid on September 15, 2023, to all shareholders of record as of August 28, 2023.

Sale of NG 2500X Vessels

During July 2023, the Company entered into an agreement with an unaffiliated third party to sell the Seajacks Hydra, Seajacks Leviathan and the Seajacks Kraken for approximately $70.0 million in aggregate. Delivery of the vessels are expected to take place before the end of 2023. The sale is expected to provide net cash proceeds of approximately $56.8 million after the repayment of amounts due on the term loan tranche under the $175.0 million Credit Facility and related selling costs. These vessels were classified as held for sale as of June 30, 2023. (See Note 5, Assets Held for Sale.)

Business Combination

During the second quarter of 2023, the Company and Cadeler A/S, another offshore wind turbine and foundation installation company, entered into a business combination agreement to combine through a stock-for-stock exchange offer to be made to all stockholders of Eneti based on an exchange ratio of 3.409 Cadeler shares for each Eneti share (the “Exchange Offer”).

Following the completion of the Exchange Offer, which is expected to close in the fourth quarter of 2023, Eneti will incur costs of $45 million related to the impact of the termination of employment following a change of control of Eneti as well as severance benefits, and $12.5 million in financial advisory fees payable at the closing of the transaction, as well as other professional fees.